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                                                                    Exhibit 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Voice Control Systems, Inc.
Dallas, Texas

     We hereby consent to the incorporation by reference into the Registration Statement on Form S-3 (File No. 333-28721) of our report dated January 30, 1998, relating to the financial statements of Voice Control Systems, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997.




                                                       /s/ BDO Seidman, LLP
                                                       --------------------
                                                       BDO Seidman, LLP



Dallas, Texas
March 26, 1998


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